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                                                          Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Bill Chatterton
MicroStrategy Incorporated
(703) 848-8600
IR@microstrategy.com
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         MicroStrategy Reports 48% Revenue Growth for Fiscal Year 2000

          Company Reports Revenue of $58.1 Million for Fourth Quarter,
                          $224 Million for Fiscal Year

     VIENNA, Va., February 6, 2001 - MicroStrategy(R) Incorporated (NASDAQ:
MSTR), a leading worldwide provider of business intelligence software, today announced results for the three month period ended December 31, 2000, which was the fourth quarter of its 2000 fiscal year.

Financial Overview

     The Company reported revenues for the fourth quarter of 2000 of $58.1 million, compared to $46.2 million in the same quarter of 1999, representing a 26% increase. The Company reported a net operating loss, which excludes certain charges, for the fourth quarter of 2000 of $24.9 million, or $0.31 per share. This compares with an operating loss, also excluding certain charges, of $14.0 million or $0.18 per share for the fourth quarter of 1999. The company narrowed its loss by 17% versus the comparable third quarter 2000 net operating loss of $29.9 million. For the twelve months ending December 31, 2000, revenues grew 48% from $151.3 to $223.9 million.

     "We are pleased with the fourth quarter results announced today," said Michael J. Saylor, chairman and CEO of MicroStrategy Incorporated. "We have made significant improvement to our cost structure while still achieving an annual growth rate of 48%. We believe we are well on our way toward achieving our financial goal of becoming profitable in our core business by Q4 2001. These actions show that MicroStrategy is well positioned to continue exerting a leadership role in the business intelligence market. For the year 2001, our priorities are clear: profitability, market share and revenue growth, in that order."

Quarterly Highlights
--------------------

The Company achieved a number of important operating achievements, including:

Sales & Marketing
-----------------

 . The Company signed a multi-million dollar deal with FleetBoston Financial, the nation's eighth largest diversified financial services company with $181 billion in assets. The deal calls for MicroStrategy's technology to be used as an enterprise platform for FleetBoston's business intelligence and customer relationship management applications in a portal environment.

 . The Company added 83 new customers across a broad range of industries during the quarter, bringing the worldwide total to more than 1,100. New customers include Cybercilium, Deutsche Boerse, Deutsche Telekom AG, France Telecom Mobiles S.A., La Poste, MacDermid Graphic Arts, Neiman Marcus Online, New Roads, Soliance Networks, and Wausau Benefits.

 . The Company expanded its relationship with several existing customers in the quarter, including: ALLTEL, AT&T Wireless, Bank of Montreal, BJ's Wholesale, Capital One, EarthLink, GE Capital Fleet, IMS Health Canada, Lufthansa, Metropolitan Life Insurance Co., NBCi, Patterson Dental, PETsMART, Premier, Purina Mills, SC Johnson, 21st Century, and Watkins Motor Lines.

 . The Company entered into agreements with 24 system integrators, application development and platform partners during the quarter, increasing the number of partners supporting the Company's platform to approximately 320. In addition, the Company expanded its relationships with PeopleSoft and Compaq.

 .  The Company expanded its relationship with IBM. The Company's MicroStrategy
   7(TM) platform can easily integrate with IBM's WebSphere Everyplace Suite, Enterprise Edition, a highly scalable server software for connecting wireless and other Internet ready devices to the web. This integration is designed to enable customers to develop scalable applications based on an open architecture with powerful analytics and to allow businesses to distribute multiple personalized messages to individual users via web, wireless or voice devices.

Technology
----------

 . The Company launched MicroStrategy OLAP Provider(TM) to customers on a beta test basis. With MicroStrategy OLAP Provider, business intelligence applications that utilize other vendors' front-end interfaces can access and leverage the power of MicroStrategy 7. MicroStrategy OLAP Provider uses the standard Microsoft OLE DB for OLAP API to communicate with client interfaces such as Cognos(R) PowerPlay(R), Microsoft(R) Excel 2000, and custom applications.

 .  The Company launched MicroStrategy Narrowcast Server 7(TM). MicroStrategy
   Narrowcast Server allows organizations to deliver critical information to users based on business thresholds via many devices and allows users to immediately act upon that information. These formatted and personalized messages can be delivered via a full range of electronic media, including e-mail, pagers, PDAs, Blackberry's, fax machines and wireless phones, allowing each recipient to receive personalized content in the right context.

 . The Company launched MicroStrategy Administrator 7(TM), a comprehensive administration product for its business intelligence and web reporting platform, MicroStrategy 7. MicroStrategy Administrator is a powerful set of tools that reduces the workload of developing, deploying and maintaining business intelligence applications. MicroStrategy Administrator's easy-to-use interface enables central maintenance of business intelligence applications developed on the MicroStrategy 7 platform.

 .  In January, the Company announced the general availability of MicroStrategy
   CRM Applications(TM), a suite of three products for analytical CRM and marketing automation. These products, built on the MicroStrategy 7
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   platform, empower companies to build valuable relationships with their customers by leveraging online and offline customer data to perform sophisticated customer analysis and personalized, event-based and permission-based marketing. Neiman Marcus Online and TV Guide have selected MicroStrategy CRM Applications to power their CRM initiatives.

Strategy.com
------------

 . Strategy.com announced a business relationship with SkyTel, a WorldCom company. Via its advanced wireless two-way messaging services, Skytel will now offer customers personalized financial, news and weather reports from Strategy.com.

 . Strategy.com will deliver both syndicated and custom content to customers of Freedom Communications. Syndicated content includes Strategy.com's finance, weather and news offerings, and custom content will originate from some of Freedom Communications' media companies, including newspapers, weekly publications, broadcast stations, magazines and Internet Media Businesses.

 . ING, one of the world's largest integrated financial services organizations, will offer its advisors access to Strategy.com's finance and news alerts and reports.

 . Strategy.com added 50,000 new subscribers, bringing the total number of subscribers on the Strategy.com network to more than 510,000.

 .  James P. Rutt joined Strategy.com's board of directors. Mr. Rutt will join
   WorldCom Vice Chairman John Sidgmore, Aether Chairman and CEO Dave Oros, and MicroStrategy Chairman and CEO Michael J. Saylor on the board. Mr. Rutt currently serves as CEO of Network Solutions, a VeriSign Company.

 . As of January 2001, Strategy.com completed its $52.75 million Series A investment round.

Corporate
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 .  The Company was named as one of FORTUNE Magazine's "100 Best Companies to
   Work For" for the second consecutive year. The list was announced in the January 8, 2001, issue of FORTUNE Magazine. MicroStrategy was selected out of more than 1,000 companies considered for this year's award.

 . The Company ranked sixth on the 2000 DM Review 100, an award recognizing the top 100 business intelligence vendors as selected by the readers of DM Review magazine. MicroStrategy has been among the top 15 companies awarded the DM Review 100 in each of the three years that the awards have been given. This year's award represents an increase in ranking from seventh last year.

 . The Company created an Office of the Chairman, led by Chairman and CEO Michael
  J. Saylor. The Office of the Chairman consists of Mr. Saylor, Sanju K. Bansal, who was promoted to Vice Chairman, and Eric F. Brown, who was named President of MicroStrategy. Mr. Brown will retain his current position as Chief
  Financial Officer. The Office of the Chairman has responsibility for corporate strategy, budgets, market positioning, product development priorities, and strategic initiatives.

 . Arthur S. Locke III, a CPA who brings over 15 years of diversified experience, joined MicroStrategy as Vice President of Finance. Mr. Locke spent the last seven years in senior management roles with companies in the
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  high-tech industry, most recently serving as Chief Financial Officer of a privately held, development stage wireless broadband telecom company. Previously, Mr. Locke served three years as Corporate Controller and Assistant Treasurer at Portal Connect, Inc. (previously, EIS International, Inc.). Mr. Locke was also employed by PricewaterhouseCoopers as an audit manager and senior accountant.

 . MicroStrategy announced today that Michael J. Saylor, Chairman and CEO, and
  Sanju K. Bansal, Vice Chairman and COO, each intend to establish selling programs under the SEC's recently adopted Rule 10b5-1 covering a portion of their holdings in MicroStrategy common stock. Mr. Saylor intends to sell 15,000 shares of Class A Common Stock (out of approximately 43 million shares of common stock currently beneficially held by Mr. Saylor) on each trading day over the next 24 months. These shares will be sold at market prices with no limitations on price or other conditions. "This pre-determined plan will allow me to fund my previously-announced charitable commitment to creating a cyber university and to diversify approximately 2% of the shares held by me per quarter," said Mr. Saylor. "I remain strongly confident in the future prospects of MicroStrategy, as evidenced by the fact that I plan to be holding nearly 40 million shares a year from now." Mr. Bansal intends to sell up to $18 million of Class A Common Stock during the first quarter of 2001, and then between zero and 5,000 shares per trading day (based on market conditions) for the remainder of 2001. "MicroStrategy shares constitute the vast majority of my net worth," said Mr. Bansal. "I believe it is prudent to diversify my investment portfolio and, by availing myself of Rule 10b5-1, my intention is to diversify my holdings in an orderly manner."

MicroStrategy Reaches Agreements to Settle SEC Inquiry
------------------------------------------------------

     In December 2000, the Company resolved the Securities and Exchange Commission's inquiry into the Company's March 2000 financial restatement. MicroStrategy concluded the SEC matter without admitting or denying wrongdoing. The SEC did not assess a monetary penalty against the Company. The Company cooperated fully with the SEC in its inquiry. The consent order resolving the SEC inquiry, taken together with the previously announced agreements to settle the outstanding class action and shareholder derivative lawsuits (which are subject to court approval and other conditions), will resolve all pending legal and regulatory matters relating to the Company's March 2000 financial restatement.

Finance Commentary
------------------

     Eric Brown, president and CFO of MicroStrategy, made the following remarks regarding the Company's fourth quarter results. "Our core operating results improved versus last quarter as a result of the cost restructuring initiatives that we put in place. We reduced operating expenses by approximately $9 million, which is consistent with what we committed to in Q3 2000. I believe that we will continue to improve our operating efficiencies and bring the core business results to breakeven by the end of 2001."

Outlook and Financial Guidance Information
------------------------------------------
The following statements are subject to risks and uncertainties described at the end of this press release.
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For 2001, the Company expects that total consolidated revenue will increase by
30% compared to 2000. Overall revenue growth for the consolidated business, the core MicroStrategy software platform business, and the business of the Company's majority-owned Strategy.com subsidiary, will to a significant extent depend on market acceptance of the Company's technology and the overall business intelligence software market growing at 30% as currently expected.

Core MicroStrategy Assumptions for 2001 (excluding Strategy.com)
----------------------------------------------------------------

For the core MicroStrategy business (excluding Strategy.com), the Company expects that full year 2001 revenue growth will be approximately 24-28% versus 2000. License revenue as a percent of total core MicroStrategy revenue is expected to be approximately 48-52%. The Company expects that gross margins on services revenue will range from approximately 40% in Q1 2001 to approximately 50% by the end of 2001. By quarter, the Company expects the following core MicroStrategy approximate revenue growth rates versus 2000 quarterly results:


    .    Q1 2001 + 7-12% versus Q1 2000
    .    Q2 2001 + 22-27% versus Q2 2000
    .    Q3 2001 + 20-25% versus Q3 2000
    .    Q4 2001 + 42-47% versus Q4 2000


Under the assumption that the core MicroStrategy revenue forecast is achieved, we expect the following approximate operating expenditures in 2001:
Sales and Marketing - quarterly expenditures of $32 million to $41 million Research and Development - quarterly expenditures of $8 million to $13 million General and Administrative - quarterly expenditures of $8 million to $12 million Goodwill Amortization - expected to be similar in absolute dollars ($4 million to $5 million per quarter) as during 2000

The Company expects that capital spending in the core MicroStrategy business will be approximately $4 million to $8 million for 2001. The Company expects that the core MicroStrategy business will achieve breakeven operating results (excluding goodwill amortization and other non-recurring items) by Q4 2001.

Strategy.com Assumptions for 2001
---------------------------------

     For the Company's Strategy.com subsidiary, the Company expects that full year 2001 revenue will be approximately 30-40% license and approximately 60-70% services with a total revenues approximately doubling versus full year 2000 results. 2001 sequential quarterly revenue growth rates are expected to be approximately as follows:


    .    Q1 2001 + 20-40% versus Q4 2000
    .    Q2 2001 + 20-40% versus Q1 2001
    .    Q3 2001 + 35-55% versus Q2 2001
    .    Q4 2001 + 35-55% versus Q3 2001

Total gross profit margins are expected to grow from approximately negative 10% in Q1 2001 to as much as positive 50% by the end of 2001. Operating costs are expected to total approximately $7 million to 9 million in each quarter. Assuming the Strategy.com revenue forecast is achieved, quarterly operating expenses are expected to be: Sales and Marketing equal to 24-30% of total operating expenses, Research and Development equal to 42-48% of total operating expenses and General and Administrative equal to 25-31% of total operating expenses. The Company expects that capital spending in Strategy.com will be approximately $2 million to $7 million for 2001.

The attached summary of financial highlights compares the 2000 fourth quarter results to the same period last year.

MicroStrategy will hold a conference call chaired by Michael Saylor today at 5:30 p.m. (EST). Investors can call (800) 659-8292, or for international (904) 779-4702, prior to 5:30 p.m. (EST). A replay will be available for 48 hours after the call at (800) 252-6030, or for international (402) 220-2491, with access code 7829027. Also, a live Webcast and replay can be accessed at the investor relation section of the MicroStrategy web site, www.microstrategy.com,
                                                         ---------------------
or from the StreetEvents site, www.streetevents.com.
                               --------------------

About MicroStrategy Incorporated

     MicroStrategy is a leading worldwide provider of business intelligence software and related services. MicroStrategy's technology platform enables companies to build solutions that provide powerful insight into business operations and create lasting, profitable relationships with partners, supply-chains, and customers. MicroStrategy delivers these solutions via web, wireless, and voice. MicroStrategy also offers a comprehensive set of consulting, training and support services for its customers and partners.

     MicroStrategy has approximately 1,100 customers across such diverse industries as retail, finance, telecommunications, dot-com, insurance, healthcare, pharmaceuticals and consumer packaged goods. MicroStrategy also has entered into relationships with approximately 330 systems integrators, application development and platform partners.

     For more information, or to purchase or demo MicroStrategy's software, please visit MicroStrategy's Web site at http://www.microstrategy.com.
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MicroStrategy, MicroStrategy 7, Strategy.com, MicroStrategy OLAP Provider,
MicroStrategy Administrator, MicroStrategy Narrowcast Server and MicroStrategy CRM Applications are either trademarks or registered trademarks of MicroStrategy Incorporated in the United States and certain other countries. Other product and company names mentioned herein may be the trademarks of their respective owners.

This press release may include statements that may constitute "forward-looking statements," including its estimates of future business prospects or financial results and statements containing the words "believe," "estimate," "project," "expect" or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results of MicroStrategy Incorporated (the "Company") to differ materially from the forward-looking statements. Factors that could contribute to such differences include: the possibility that the securities class action and shareholder derivative settlement agreements will not obtain court approval or that the other conditions to the settlements will not be satisfied; the Company's ability to secure financing for its current operations and long-term plans on acceptable terms; the ability of the Company to implement and achieve widespread customer acceptance of its MicroStrategy 7 software and Strategy.com network on a timely basis; adverse reaction by the Company's employees, investors, customers, vendors and lenders to the restatement of the Company's financial results or its future prospects; the Company's ability to recognize deferred revenue through delivery of products or satisfactory performance of services; continued acceptance of the Company's products in the marketplace; the timing of significant orders; delays in the Company's ability to develop or ship new products; market acceptance of new products; competitive factors; general economic conditions; currency fluctuations and other risks detailed in the Company's registration statements and periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.